EXHIBIT 99.1
On December 6, 2023, Ashford Hospitality Trust, Inc.’s subsidiaries, Ashford Hospitality Limited Partnership and Ashford TRS Corporation (together, the “Company”), entered into a Contribution Agreement (the “Contribution Agreement”) with Stirling REIT OP, LP (the “Stirling Operating Partnership”), a subsidiary of Stirling Hotels & Resorts, Inc. Pursuant to the terms of the Contribution Agreement, the Company contributed its equity interests, and the associated debt and other obligations, in four hotel assets to the Stirling Operating Partnership in exchange for 1,400,943 Class I units of the Stirling Operating Partnership. The purchase price was approximately $35.0 million, which is comprised of an estimated fair value of $56.2 million for the four hotel assets, the assumption of a mortgage loan with an estimated fair value of approximately $30.2 million and approximately $9.0 million of net working capital, and is subject to customary post-closing working capital adjustments.
The following unaudited pro forma financial information of the Company, as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on September 30, 2023. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2022, and the nine months ended September 30, 2023, assumes the disposition closed on January 1, 2022. The unaudited pro forma financial information of the Company contains a non-recurring gain associated with the disposition of the hotel properties. The pro forma gain, and the related tax effects, resulting from the disposition of the Hotel Group are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements.There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hotel Group (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, net ($76,017 attributable to VIEs).	$3,122,833	$34,788	$—		$3,088,045
Cash and cash equivalents	184,181	1,628	(7,507)	(C) (iii)	175,046
Restricted cash ($14,279 attributable to VIEs)	171,896	1,681	—		170,215
Accounts receivable, net of allowance	73,712	296	—		73,416
Inventories	3,945	6	—		3,939
Notes receivable, net	5,934	—	—		5,934
Investments in unconsolidated entities	10,379	—	26,000	(C) (i)	46,028
			2,142	(C) (ii)
			7,507	(C) (iii)
Deferred costs, net ($93 attributable to VIEs)	1,858	75	—		1,783
Prepaid expenses ($669 attributable to VIEs)	15,800	237	—		15,563
Derivative assets	25,493	—	—		25,493
Operating lease right-of-use assets	44,136	—	—		44,136
Other assets	18,171	121	—		18,050
Intangible assets	797	—	—		797
Due from related parties, net	4,347	56	—		4,291
Due from third-party hotel managers	24,145	—	—		24,145
Assets held for sale	10,882	—	—		10,882
Total assets	$3,718,509	$38,888	$28,142		$3,707,763
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($38,730 attributable to VIEs)	$3,631,719	$32,318	$—		$3,599,401
Finance lease liability	18,465	—	—		18,465
Other finance liability ($26,804 attributable to VIEs)	26,804	—	—		26,804
Accounts payable and accrued expenses ($11,194 attributable to VIEs)	153,209	1,587	—		151,622
Accrued interest payable ($99 attributable to VIEs)	25,243	128	—		25,115
Dividends and distributions payable	3,568	—	—		3,568
Due to Ashford Inc., net	9,028	63	—		8,965
Due to third-party hotel managers	1,134	105	—		1,029
Intangible liabilities, net	2,037	—	—		2,037
Operating lease liabilities	44,887	—	—		44,887
Other liabilities	3,948	—	—		3,948
Liabilities related to assets held for sale	9,795	—	—		9,795
Total liabilities	3,929,837	34,201	—		3,895,636
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	22,394	—	—		22,394
Series J Redeemable Preferred Stock, $0.01 par value, 2,628,792 shares issued and outstanding at September 30, 2023	60,482	—	—		60,482
Series K Redeemable Preferred Stock, $0.01 par value, 154,233 shares issued and outstanding at September 30, 2023	3,798	—	—		3,798
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at September 30, 2023	12	—	—		12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at September 30, 2023	12	—	—		12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at September 30, 2023	15	—	—		15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at September 30, 2023	13	—	—		13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at September 30, 2023	13	—	—		13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,513,386 shares issued and outstanding at September 30, 2023	345	—	—		345
Additional paid-in capital	2,385,679	4,687	2,545	(C) (i)	2,385,679
			2,142	(C) (ii)
Accumulated deficit	(2,697,244)	—	23,455	(C) (i)	(2,673,789)
Total stockholders’ equity (deficit) of the Company	(311,155)	4,687	28,142		(287,700)
Noncontrolling interest in consolidated entities	13,153	—	—		13,153
Total equity (deficit)	(298,002)	4,687	28,142		(274,547)
Total liabilities and equity/deficit	$3,718,509	$38,888	$28,142		$3,707,763
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of September 30, 2023, as reported in its Quarterly Report on Form 10-Q, filed on November 8, 2023.
(B)Represents the historical balance sheet of the Hotel Group as of September 30, 2023.
(C)Represents adjustments for Ashford Trust’s disposition of the Hotel Group as of September 30, 2023, which includes: (i) an adjustment for the consideration of $26.0 million received in the form of Class I units in Stirling Operating Partnership in exchange for the Hotel Group; (ii) an adjustment for additional Stirling Operating Partnership Class I units received for the contributed working capital; and (iii) an adjustment for additional Stirling Operating Partnership Class I units received for cash used to fund initial reserves.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2022
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hotel Group (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$974,002	$15,685	$—		$958,317
Food and beverage	196,663	—	—		196,663
Other hotel revenue	67,310	228	—		67,082
Total hotel revenue	1,237,975	15,913	—		1,222,062
Other	2,884	—	—		2,884
Total revenue	1,240,859	15,913	—		1,224,946
EXPENSES
Hotel operating expenses:
Rooms	229,115	3,813	—		225,302
Food and beverage	140,775	—	—		140,775
Other expenses	421,056	5,909	—		415,147
Management fees	45,047	687	—		44,360
Total hotel expenses	835,993	10,409	—		825,584
Property taxes, insurance and other	67,338	830	—		66,508
Depreciation and amortization	201,797	3,564	—		198,233
Advisory services fee	49,897	—	—		49,897
Corporate, general and administrative	9,879	—	—		9,879
Total operating expenses	1,164,904	14,803	—		1,150,101
Gain (loss) on consolidation of VIE and disposition of assets	300	—	23,455	(C) (i)	23,755
OPERATING INCOME (LOSS)	76,255	1,110	23,455		98,600
Equity in earnings (loss) of unconsolidated entities	(804)	—	(1,043)	(C) (iii)	(1,847)
Interest income	4,777	—	—		4,777
Other income (expense)	415	—	—		415
Interest expense and amortization of discounts and loan costs	(226,995)	(1,660)	—		(225,335)
Write-off of premiums, loan costs and exit fees	(3,536)	—	—		(3,536)
Realized and unrealized gain (loss) on derivatives	15,166	—	—		15,166
INCOME (LOSS) BEFORE INCOME TAXES	(134,722)	(550)	22,412		(111,760)
Income tax (expense) benefit	(6,336)	(493)	320		(5,523)
NET INCOME (LOSS)	(141,058)	(1,043)	22,732		(117,283)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,233	—	(150)	(C) (ii)	1,083
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(139,825)	(1,043)	22,582		(116,200)
Preferred dividends	(12,433)	—	—		(12,433)
Deemed dividends on redeemable preferred stock	(946)	—	—		(946)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(153,204)	$(1,043)	$22,582		$(129,579)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(4.46)				$(3.77)
Weighted average common shares outstanding—basic	34,339				34,339
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(4.46)				$(3.77)
Weighted average common shares outstanding—diluted	34,339				34,339

See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hotel Group (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$817,477	$12,630	$—		$804,847
Food and beverage	172,943	—	—		172,943
Other hotel revenue	55,135	203	—		54,932
Total hotel revenue	1,045,555	12,833	—		1,032,722
Other	2,094	—	—		2,094
Total revenue	1,047,649	12,833	—		1,034,816
EXPENSES
Hotel operating expenses:
Rooms	190,041	2,959	—		187,082
Food and beverage	121,211	—	—		121,211
Other expenses	348,463	4,656	—		343,807
Management fees	38,706	544	—		38,162
Total hotel expenses	698,421	8,159	—		690,262
Property taxes, insurance and other	52,880	706	—		52,174
Depreciation and amortization	140,963	2,706	—		138,257
Advisory services fee	37,650	—	—		37,650
Corporate, general and administrative	11,387	—	—		11,387
Total operating expenses	941,301	11,571	—		929,730
Gain (loss) on consolidation of VIE and disposition of assets	7,443	—	—		7,443
OPERATING INCOME (LOSS)	113,791	1,262	—		112,529
Equity in earnings (loss) of unconsolidated entities	(715)	—	(307)	(C) (ii)	(1,022)
Interest income	6,755	—	—		6,755
Other income (expense)	277	—	—		277
Interest expense and amortization of discounts and loan costs	(270,485)	(1,220)	—		(269,265)
Write-off of premiums, loan costs and exit fees	(2,633)	—	—		(2,633)
Realized and unrealized gain (loss) on derivatives	4,490	—	—		4,490
INCOME (LOSS) BEFORE INCOME TAXES	(148,520)	42	(307)		(148,869)
Income tax (expense) benefit	(2,410)	(349)	166		(1,895)
NET INCOME (LOSS)	(150,930)	(307)	(141)		(150,764)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,838	—	—		1,838
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(149,092)	(307)	(141)		(148,926)
Preferred dividends	(11,290)	—	—		(11,290)
Deemed dividends on redeemable preferred stock	(1,993)	—	—		(1,993)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(162,375)	$(307)	$(141)		$(162,209)
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$(4.72)				$(4.67)
Weighted average common shares outstanding—basic	34,395				34,395
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$(4.72)				$(4.67)
Weighted average common shares outstanding—diluted	34,395				34,395

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2022, as reported in its Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 10, 2023 and the historical consolidated statement of operations of Ashford Trust for the nine months ended September 30, 2023, as reported in its Quarterly Report on Form 10-Q, filed on November 8, 2023.
(B)Represents the historical consolidated statements of operations of the Hotel Group for the year ended December 31, 2022, and the nine months ended September 30, 2023.
(C)Represents adjustments for the Company’s contribution of the Hotel Group, which includes: (i) the estimated non-recurring gain on the disposition of the Hotel Group for the year ended December 31, 2022; (ii) the net income allocated to redeemable noncontrolling interests in operating partnership related to the estimated non-recurring gain on the disposition of the Hotel Group for the year ended December 31, 2022 based on an ownership percentage of 0.63% on January 1, 2022; and (iii) the estimated equity in loss in Stirling Operating Partnership for the year ended December 31, 2022, and the nine months ended September 30, 2023. The pro forma gain, and the related tax effects, resulting from the disposition of the Hotel Group are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements.